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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


       As independent public accountants, we hereby consent to the incorporation by reference of our report included in Flextronics International Ltd.'s Annual Report on Form 10-K for the year ended March 31, 2000, into the Company's previously filed Registration Statements No's. 333-87139 and 333-87601 on Form S-3 and Registration Statement No.'s 333-42255, 333-71049, 333-95189, 333-34016
and 333-34698 on Form S-8.





                                         ARTHUR ANDERSEN LLP


San Jose, California
June 12, 2000